SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): September 9, 2005

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                               RGC RESOURCES, INC.
             (Exact name of Registrant as specified in its charter)

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      Virginia                   000-26591                    54-1909697
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(State or other                 (Commission                 (IRS Employer
jurisdiction of                 File Number)               Identification No.)
incorporation)


519 Kimball Ave., N.E.        Roanoke, Virginia                  24016
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: 540-777-4427


(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|__| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

|__| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|__| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|__| Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

                  Effective September 9, 2005, Diversified Energy Company, a subsidiary of RGC Resources, Inc., entered into a Promissory
                  Note in the principal amount of $3,000,000 in favor of Wachovia Bank, National Association ("Wachovia") for the purpose of providing working-capital financing for operations. Monthly payments of accrued interest are due under the Promissory Note until March 31, 2006, when all outstanding principal and interest is due. The Promissory Note is in addition to the notes issued for RGC Resources, Inc., Roanoke Gas Company and Bluefield Gas Company on March 29, 2005.

                  In addition, effective September 9, 2005, RGC Resources, Inc., executed an Unconditional Guaranty in favor of Wachovia unconditionally guaranteeing timely payment and performance of the Promissory Note.

                  Total available limits under all line-of-credit arrangements with Wachovia will be as follows:



                                                      Available
                                Beginning           Line of Credit
                          -------------------     -------------------

                              Sep 9, 2005           $    19,000,000
                              Sep 16, 2005               28,000,000
                              Nov 16, 2005               29,000,000
                              Feb 16, 2006               25,000,000




ITEM 9.01.        FINANCIAL STATEMENT AND EXHIBITS.


Exhibit No.       Description of Documents

10.1 Promissory Note in the original principal amount of $3,000,000 by Diversified Energy Company in favor of Wachovia Bank, National Association, effective September 9, 2005.


10.2 Unconditional Guaranty by RGC Resources, Inc. in favor of Wachovia Bank, National Association, effective September 9, 2005.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   RGC RESOURCES, INC.



Date: September 9, 2005            By: s/Howard T. Lyon

                                       Howard T. Lyon
                                       Vice-President, Treasurer and Controller
                                      (Principal Financial Officer)